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                                                                   Exhibit 10.19

                           AGREEMENT OF SHAREHOLDERS

                                       OF

                                  COMMON STOCK

                                       OF

                            NFI HOLDING CORPORATION



     This Agreement is made and entered into as of the 12th day of February, 1997 by and among W. Lance Anderson and Scott F. Hartman (hereinafter collectively referred to, together with permitted transferees who become subject to this Agreement, as the "Shareholders" and individually as a "Shareholder") and NFI Holding Corporation (the "Company"), a Delaware corporation formed under the General Corporation Law of the State of Delaware (the "Law").

                                  Witnesseth:

     Whereas, the Shareholders are all of the holders of Common Stock of the Company and desire to enter into a "shareholders' agreement" to provide for continuity of management of the Company, to provide for restrictions on the transfer of shares of the Company, to limit the persons permitted to become shareholders of the Company and to make other provisions with respect to the Company and the relations of the Shareholders with it and among themselves, all as set forth herein.

     Now, therefore, in consideration of the foregoing and the mutual agreements, promises and covenants contained herein, the parties hereby agree as follows:

     1.  Management and Control.

          (a) Board of Directors. During the term of this Agreement, the Board of Directors of the Company (the "Board") shall consist of two (2) persons, who shall be the initial Shareholders, and each Shareholder agrees to vote his or her shares of capital stock, and to take all other actions as may be necessary, to cause such persons to be elected to the Board. So long as he or she owns any shares of the capital stock of the Company, no Shareholder who is a director may be removed as a director without the written consent of all of the Shareholders, and to the extent they are inconsistent with the provisions hereof, the provisions of Section 141 of the Law are hereby waived. All corporate actions requiring approval of the Board must be approved by not less than 100% of the authorized number of directors.

          (b) Certain Shareholder Approval Requirements. The consent of all of the Shareholders shall be required to approve any of the following actions by the Company, and each

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Shareholder hereby waives any right to the taking of such actions by the approval, consent or vote of a lesser percentage:

               (i) Issuance of any additional shares of the Series A Preferred Stock or any other class or series of capital stock of the Company and the consideration to be received therefor, or issuance of any options, warrants, convertible securities, or other rights to acquire any shares of the capital stock of the Company;

               (ii) Amendment, adoption or repeal of the Company's Certificate of Incorporation or Bylaws;

               (iii) Entry by the Company into any substantial contract or commitment out of the ordinary and normal course of the Company's business;

               (iv)  Voluntary dissolution of the Company; and

               (v) Merger, consolidation or sale or transfer of all or substantially all of the assets of the Company.

     2.  Restrictions on Transfer of Shares.

          (a) General. The provisions of this Section 2 shall be applicable to all shares of the capital stock of the Company now or hereafter owned by the Shareholders and to all shares of the capital stock and other securities of the Company or any successor received by each Shareholder or his or her personal representative, heirs, successors, or assigns, as distributions on, splits or reverse splits of, in exchange for, or otherwise with respect to, such capital stock (all of such shares of stock or securities being collectively referred to in this Section 2 as "Stock").

          (b) Pledge of Stock. The obligations of each Shareholder to the Company under this Agreement are secured by the Stock owned by such Shareholder pursuant to a Stock Pledge Agreement of even date herewith.

          (c) Option Rights Prior to Transfer of Stock During Lifetime. No Shareholder, nor any transferee bound hereby, shall transfer, assign or in any way alienate any of the shares of Stock which may now or hereafter be owned by such person, without the prior written consent of the remaining Shareholders, unless such person (the "Offeror") shall have given to the Company and the remaining Shareholders the right of first refusal in accordance with the following terms and conditions:

               (i) Notice of Intent to Sell. The Offeror shall first give written notice to the Company, at the address set forth below, of its desire to sell Stock, setting forth the number of shares of Stock proposed to be transferred (the "Offered Stock").

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               (ii)  Company's Option.  Within thirty (30) days from and after the date of receipt of such notice by the Company the Company shall have the right to agree to purchase all or any portion of the Offered Stock at the price and upon the terms and conditions determined in accordance with subsections (h) and (i) below. Within such thirty (30) day period, the Company shall give written notice to the Offeror of whether it desires to make such purchase.

               (iii) Shareholders' Option. If the option granted to the Company in subsection (ii) above is not exercised as to all shares of the Offered Stock within the said thirty (30) day period, written notice of the proposed transfer shall be immediately given by the Secretary of Company to the remaining Shareholders (the "Nonselling Shareholders"), who shall have the option to purchase any shares not purchased by the Company at the price and upon the terms and conditions specified in subsection (ii) above. Within ten (10) days after receiving such notice, any Nonselling Shareholder desiring to acquire any part or all of the Offered Stock shall deliver to the Secretary of the Company a written election to purchase the Offered Stock or a specified portion of it. If the total number of shares specified in the elections exceeds the number of available shares, each Nonselling Shareholder shall have priority, up to the number of shares specified in his or her notice of election to purchase, to purchase such proportion of the available shares as the number of shares of the Company's Stock that he or she holds bears to the total number of the shares of the Company's Stock held by all Nonselling Shareholders electing to purchase. The shares not purchased on such a priority basis shall be allocated in one or more successive allocations to those Nonselling Shareholders electing to purchase more than the number of shares to which they have a priority right, up to the number of shares specified in their respective notices, in the proportion that the number of shares of the Company's Stock held by each of them bears to the number of shares of the Company's Stock held by all of them. Within five (5) days after receipt of the Nonselling Shareholder elections to purchase, the Secretary of the Company shall notify each Nonselling Shareholder of the number of shares as to which his or her election was effective and send a copy of each such notice to the Offeror.

               (iv) Offeror's Rights. If the total number of shares of stock accepted by the Company and/or the Nonselling Shareholders does not equal the number of shares of Offered Stock, then the Offeror shall not be bound to sell any shares of the Offered Stock to the Company and/or the Nonselling Shareholders, and the Offeror shall be free to transfer the Offered Stock to any transferee, and the transferee shall take such shares of the Offered Stock free of the provisions of this Agreement.

          (d) Company's Right to Call. Upon the death or termination of employment (as defined below) of any Shareholder, the Company shall, for a period of sixty (60) days following the Shareholder's death or termination of employment, have the right to require the Shareholder or the personal representative having charge of the estate of such Shareholder or any other successor to legal title to the Stock (the "Shareholder's Representative" herein) to sell (the "right to call") all or any part of the shares of Stock owned by the Shareholder and by each transferee of such Shareholder bound hereby as of the date of the Shareholder's death or termination of employment. If the Company elects to exercise its right to call, it shall notify the Shareholder or the Shareholder's Representative within such sixty (60) day period, by written notice, of the number of shares which

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the Company will purchase. The purchase price to be paid by the Company and the terms and conditions of such purchase shall be as specified in subsections (h) and (i) below.

          (e) Shareholders' Right to Call. If the Company does not purchase all or any part of the Stock of the deceased or terminated Shareholder within the time limit specified in subsection (d) above, the remaining Shareholders shall have the right, for an additional period of fifteen (15) days, to require the Shareholder or the Shareholder's Representative to sell all or any part of the shares of Stock owned by the Shareholder and by each transferee of the Shareholder bound hereby as of the Shareholder's death or termination of employment. The option shall be exercised by giving written notice, within fifteen (15) days after the expiration of the Company's sixty (60) day right to call, to the Secretary of the Company and to the Shareholder or the Shareholder's Representative, stating the number of shares as to which such option is exercised. If notices of exercise from the remaining Shareholders specify in the aggregate more shares than are available for purchase by the remaining Shareholders, each remaining Shareholder shall have priority, up to the number of shares specified in his or her notice, to such proportion of those available shares as the number of shares of the Company's Stock that he or she holds bears to the total number of shares of the Company's Stock held by the remaining Shareholders electing to purchase. The shares not purchased on such a priority basis shall be allocated in one or more successive allocations to those remaining Shareholders electing to purchase more than the number of shares to which they have a priority right, up to the number of shares specified in their respective notices, in the proportion that the number of shares of the Company's Stock held by each of them bears to the number of shares of the Company's Stock held by all of them. Within five (5) days after receipt of the remaining Shareholder elections to purchase, the Secretary of the Company shall notify each remaining Shareholder of the number of shares as to which his or her election was effective and send a copy of each such notice to the Shareholder or the Shareholder's Representative.

          (f) Status of Stock Not Repurchased. In the event that the calls referred to in subsections (d) and (e) above are not exercised in the time and manner prescribed in such subsections, the restrictions on transfer contained in
Section 2 of this Agreement shall thereafter lapse as to those shares of Stock not repurchased by the Company and/or the remaining Shareholders from the deceased or terminated Shareholder.

          (g) Definition of Termination of Employment; Dissolution May Be Treated as Termination of Employment. For purposes of this Agreement, termination of employment shall be deemed to occur when any Shareholder shall no longer be employed, for whatever reason, in any position as an officer or full-time employee of the Company, except that in the event of termination by reason of physical disability, a "termination of employment" for purposes of this Agreement may not occur before the Shareholder shall have been so disabled as to be unable to actively engage in the business and affairs of the Company for a period of ninety (90) consecutive days or shall voluntarily relinquish his or her full-time employment. In the event of the dissolution of the marriage of any Shareholder and the division of the property of such Shareholder and his or her spouse, the spouse of such Shareholder, by affixing his or her signature to the Consent of Spouse form attached to this Agreement, agrees to accept other marital or separate property in lieu of any

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interest such spouse may assert in the Stock owned by such Shareholder. In the event there is not sufficient marital or separate property to compensate such spouse for any interest he or she may assert in such Shareholder's Stock, or if for any other reason there is a transfer or award of all or part of such Shareholder's Stock to such spouse pursuant to the dissolution of such marriage, such transfer or award shall constitute a "termination of employment" of such Shareholder with respect to the portion so transferred or awarded to such spouse and such portion shall be subject to the repurchase options described in subsections (d) and (e) above. Any Stock retained by said Shareholder and not transferred to such spouse shall not be subject to such repurchase options unless and until a repurchase event occurs with respect to such retained interest.

          (h) Repurchase Price for Shares of Stock. The purchase price to be paid by the Company and/or the Nonselling Shareholders or the remaining Shareholders, as the case may be, for each share of Stock in the event of a sale subject to this Section 2 above shall be equal to the Book Value thereof. The Book Value of a share of Stock shall equal the quotient of (I) the portion of the shareholders' equity of the Company as of the end of the most recently completed fiscal year, determined in accordance with Generally Accepted Accounting Principles in effect as of such fiscal year end, that would be distributable to the holders of Common Stock of the Company in the event of its dissolution and winding up (assuming that the full amount of such shareholders' equity as so determined was available for distribution to holders of all classes or series of capital stock of the Company and giving effect to liquidation preferences in respect of any classes or series of outstanding preferred stock of the Company), divided by (II) the number of shares of Stock outstanding as of such fiscal year end.

               The value established under the foregoing provisions shall be adjusted for any dividend or other distribution to Shareholders after the fiscal year end used in the determination of value.

          (i) Closing and Terms of Purchase. The closing for the repurchase of shares of Stock by the Company and/or the Nonselling Shareholders or the remaining Shareholders, as the case may be, shall be held at the principal office of the Company on the tenth (10th) business day after the later of (Y) receipt by Offeror or the Shareholder or such Shareholder's Representative, as the case may be, of notice that the Company is electing to purchase all shares of Stock available to be purchased by it hereunder or (Z) the date of issuance of notices by the Secretary of the Company to the Nonselling Shareholders or the remaining Shareholders, as the case may be, of the respective number of shares as to which their election to purchase was effective. At the closing, the Company and/or the Nonselling Shareholders or the remaining Shareholders, as the case may be, shall deliver their checks in the full amount of the purchase price for the shares being purchased by each party, and the Offeror or the selling Shareholder or such Shareholder's Representative, as the case may be, shall deliver the certificates representing all of the shares of Stock so repurchased, properly endorsed in form sufficient to pass good title to said shares of Stock to the purchaser(s) thereof, together with a certified copy of an order of a probate court of competent jurisdiction authorizing such sale of the shares of Stock if they are included in a probate estate.

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          (j)  Legend on Stock Certificates.  Each certificate representing
Stock issued by the Company which is subject to this Agreement shall be endorsed with the following legends:

               (i) "The transfer of any interest in the shares of stock represented by the within certificate is restricted by the provisions of an Agreement of Shareholders, a copy of which may be obtained at the main office of the corporation and all of the provisions of which are incorporated herein."

               (ii) "These securities have not been registered under the federal Securities Act of 1933, as amended (the "Act"). Transfer or sale of such securities or any interest therein is unlawful except after registration, or pursuant to an exemption from the registration requirements, as provided in the Act and the regulations thereunder."

          (k) Invalidity of Transfer Not Complying With This Agreement. No transfer of shares of Stock, or any interest therein, or attempted transfer thereof shall be effective for any purpose or confer on any transferee or attempted transferee any rights whatsoever if the same shall be in contravention of any of the terms, provisions or conditions of this Agreement.

     3. Termination and Amendment. This Agreement shall remain in effect until all the Shareholders agree to such termination in writing. This Agreement may be amended only by the written agreement of all parties hereto.

     4. Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto, their heirs, executors, administrators, legatees, personal representatives and permissible assigns and transferees.

     5. Entire Agreement. This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof.

     6. Notices. All notices and communications provided for under this Agreement shall be effective when properly addressed to the party at the address set forth under his or her signature on this Agreement, or any other address that any party may designate by written notice to the others, (a) if personally delivered, when received, (b) if sent by first class mail, two business days after having been deposited in the mail, postage prepaid and properly addressed,
(c) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means, and (d) if sent by overnight courier, two business days after having been given to such courier unless sooner received by the addressee.

     7. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

     8. Invalid Provisions. In the event that any provisions of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability

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shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect as though the invalid and unenforceable provision was not contained herein.

     9. Gender and Number. In this Agreement, the masculine gender includes the feminine, the neuter gender includes the masculine and feminine, and the singular number includes the plural wherever the context so requires.

     10. Headings. The headings in this Agreement are used only for the purpose of convenience and shall not be deemed to limit the subject of any provision or be considered in the construction thereof.

     11. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     12. Attorneys' Fees. In the event that any party hereto shall bring any action or proceeding in connection with this Agreement, the prevailing party shall be entitled to recover as part of such action or proceeding its reasonable attorneys' fees and court costs.

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     In witness whereof, the parties have executed this Agreement as of the day and year first above written.



                                     SHAREHOLDERS


                                      /s/ W. Lance Anderson
                                     ------------------------------------------
                                     W. Lance Anderson

                                     Address:  8699 Butterfield Avenue
                                               Richmond, VA 23229


                                      /s/ Scott F. Hartman
                                     ------------------------------------------
                                     Scott F. Hartman

                                     Address:  5607 Chadwick
                                               Fairway, KS 66205


                                     NFI HOLDING CORPORATION


                                     By   /s/ W. Lance Anderson
                                       -----------------------------------------
                                       W. Lance Anderson, Chairman of the Board


                                     By   /s/ Scott F. Hartman
                                       -----------------------------------------
                                       Scott F. Hartman, President

                                     Address:  1900 West 47th Place
                                               Suite 205
                                               Westwood, KS 66205
                                               Fax: (913) 362-1011

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                        SHAREHOLDER: W. LANCE ANDERSON

                               CONSENT OF SPOUSE


     The undersigned, being the spouse of the Shareholder named above who signed the foregoing Agreement, has read and hereby approves of the terms of said Agreement, and consents to each of the transactions contemplated thereby, including but not limited to the restrictions against the transfer of Shareholder interests, including transfers related to a marital dissolution, and the repurchase option provisions of such Agreement relating to the purchase of the interest of a Shareholder, including the community property interest of such spouse in said interest.


Dated: March 10, 1997                    /s/ Rania Anderson
                                        ----------------------------------------
                                        Rania Anderson
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                         SHAREHOLDER: SCOTT F. HARTMAN

                               CONSENT OF SPOUSE

      The undersigned, being the spouse of the Shareholder named above who signed the foregoing Agreement, has read and hereby approves of the terms of said Agreement, and consents to each of the transactions contemplated thereby, including but not limited to the restrictions against the transfer of Shareholder interest, including transfers related to a marital dissolution, and the repurchase option provisions of such Agreement relating to the purchase of the interest of a Shareholder, including the community property interest of such spouse in said interest.


Dated: March 4, 1997                                  /s/ Cathleen Hartman
                                                      --------------------
                                                      Cathleen Hartman